Prospectus Supplement — Feb. 27, 2012 to the Prospectuses, as supplemented, of the following funds:

Fund	Prospectuses dated
Columbia European Equity Fund	12/30/2010

Columbia Global Bond Fund	12/30/2010

Columbia Global Equity Fund	12/30/2010

Columbia Global Extended Alpha Fund	12/30/2010

Columbia High Yield Bond Fund	08/01/2011

Columbia Strategic Allocation Fund	01/27/2012

Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Conservative Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Conservative Fund, Columbia Portfolio Builder Moderate Fund

04/11/2011

Columbia Income Builder Fund	04/11/2011

Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund

06/29/2011

For each Fund, except Columbia Strategic Allocation Fund, the “Unusual Market Conditions” paragraph under the caption “Other Investment Strategies and Risks” is hereby replaced in its entirety with the paragraphs below. For Columbia Strategic Allocation Fund, the “Investing Defensively” paragraph under the caption “Other Investment Strategies and Risks” is hereby replaced in its entirety with the paragraphs below.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Cash Reserves” or “Investing in Money Market Funds”, as applicable, under the section “Additional Management Information” for more information.

For Columbia Income Builder Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, and Columbia Retirement Plus 2045 Fund:

The Principal Risks of Investing in the Fund appearing in the summary section, are hereby revised to add the following information:

Derivatives Risk. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

The Principal Risks of Investing in the Fund appearing in the More Information About the Fund(s) section, are hereby revised to add the following information:

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund.

S-6141-13 A (2/12)

In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty risk is the risk that a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult to sell or terminate, which may cause the Fund to be in a position to do something the portfolio managers would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

U.S. federal legislation has recently been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

See the SAI for more information on derivative instruments and related risks.

S-6141-13 A (2/12)